UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 7, 2012

HALOZYME THERAPEUTICS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32335	88-0488686
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11388 Sorrento Valley Road, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-794-8889

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 7, 2012, Halozyme Therapeutics, Inc., (the “Company”) issued a press release to report its financial results for the first quarter ended March 31, 2012. The press release is attached as Exhibit 99.1, which is furnished under Item 2.02 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders was held on May 3, 2012. At the Annual Meeting, the total number of shares represented in person or by proxy was 90,330,732. The Company’s stockholders voted on the following three proposals:

Proposal No. 1

To elect two Class II directors to hold office for a three-year term and until their respective successors are elected and qualified. The voting results were as follows:

Nominees	Votes For	Votes Against	Broker Non-Votes
Randal J. Kirk	68,078,163	4,291,772	17,960,797
John S. Patton, Ph.D.	70,960,235	1,409,700	17,960,797

Both nominees were elected to the board of directors.

Proposal No. 2

To approve, by advisory vote, the Company’s executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
71,347,379	1,006,062	16,494	17,960,797

The foregoing proposal was approved.

Proposal No. 3

To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. The voting results were as follows:

For	Against	Abstain
90,287,793	34,990	7,949

The foregoing proposal was approved.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 7, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALOZYME THERAPEUTICS, INC.

May 7, 2012	By:	Jean Liu

Name: Jean Liu
Title: Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated May 7, 2012